UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 28, 2007

NBTY, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-31788	11-2228671
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Orville Drive	11716
Bohemia, New York	(Zip Code)
(Address of Principal Executive Offices)

(631) 567-9500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 28, 2007, NBTY, Inc. entered into the Sixth Amendment to the Executive Consulting Agreement with Rudolph Management Associates Inc. to extend, until December 31, 2008, the consulting services being provided to NBTY, Inc. by its founder and director, Arthur Rudolph. A copy of the Sixth Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of this Amendment.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1   Sixth Amendment to Executive Consulting Agreement, made as of January 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 2007

NBTY, INC.

By:	/s/ Harvey Kamil
Harvey Kamil
President and Chief Financial Officer